UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): December 31, 2003
                                                  (December 31, 2003)

                             WILLIAMS CONTROLS, INC.
                             -----------------------
               (Exact name of Company as specified in its charter)

       Delaware                     0-18083                     84-1099587
  -------------------      -----------------------        ----------------------
   (State or other          (Commission File No.)            (I.R.S. Employer
   jurisdiction of                                          Identification No.)
    incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits
(c)         Exhibits
99.1        Press Release, dated February 10, 2004

Item 12.    Results of Operations and Financial Condition

The information set forth under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On February 10, 2004, Williams Controls, Inc. issued a press release announcing the first quarter results of fiscal 2004. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                 WILLIAMS CONTROLS, INC.

Date: February 10, 2004                          By: /s/ DENNIS E. BUNDAY
       -----------------                             ----------------------
                                                         Dennis E. Bunday
                                                         Chief Financial Officer


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